Exhibit 99.1

News Release

News Media Contact: David Pendery IHS Inc. +1 303 397 2468 david.pendery@ihs.com	Investor Relations Contact: Andy Schulz IHS Inc. +1 303 397 2969 andy.schulz@ihs.com

IHS Reaffirms 2009 and 2010 Financial Guidance, Will Host Full Year 2009 Earnings Conference Call on January 7, 2010

ENGLEWOOD, Colo. (December 2, 2009) – IHS Inc. (NYSE: IHS), a leading global source of critical information and insight, is reaffirming its 2009 and 2010 revenue and adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) guidance. The company plans to publicly reaffirm that earnings guidance in previously announced presentations to be made on December 2 and December 7, 2009.

As announced on the company’s September 17, 2009 earnings conference call, IHS expects 2009 all-in revenue growth of 14 to 15 percent and all-in adjusted EBITDA growth of 22 to 24 percent. For the year ending November 30, 2010, IHS expects all-in revenue in a range of $1.04 billion to $1.08 billion and adjusted EBITDA in a range of $312 million to $324 million.

IHS completed its fiscal year on November 30, 2009 and will report its results for the year on January 7, 2010, immediately following the close of market. In conjunction with the earnings release, investors will have the opportunity to listen to IHS senior management review its fourth quarter and full year 2009 results via conference call and webcast on January 7, 2010 at 5:00 p.m. EST. To hear the live event, visit the IHS website at http://www.ihs.com/Investor-Relations/ir-calendar.htm and log on at least 15 minutes prior to the start of the webcast.

A replay of the earnings webcast will be available approximately two hours after the conclusion of the live event on January 7. To access the webcast recording, visit http://www.ihs.com/Investor-Relations/ir-calendar.htm.

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About IHS (www.ihs.com)

IHS (NYSE: IHS) is a leading global source of critical information and insight dedicated to providing the most complete and trusted information and expertise. IHS product and service solutions span four areas of information that encompass the most important concerns facing global business today: Energy, Product Lifecycle, Security, and Environment, all supported by Macroeconomics. By focusing on our customers first, IHS enables innovative and successful decision-making for customers ranging from governments and multinational companies to smaller companies and technical professionals in more than 180 countries. IHS is celebrating its 50th anniversary in 2009 and employs approximately 4,000 people in 20 countries.

IHS is a registered trademark of IHS Inc. All other company and product names may be trademarks of their respective owners. Copyright © 2009 IHS Inc. All rights reserved.

IHS Forward-Looking Statements:

This release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such statements may include financial projections and estimates and their underlying assumptions, statements regarding plans, objectives and expectations with respect to future operations, products and services, and statements regarding future performance. Forward-looking statements are generally identified by the words “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and similar expressions. Although IHS and its management believe that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties—many of which are difficult to predict and generally beyond the control of IHS—that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include those discussed or identified by IHS from time to time in its public filings. Other than as required by applicable law, IHS does not undertake any obligation to update or revise any forward-looking information or statements. Please consult our public filings at www.sec.gov or www.ihs.com.